UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 2, 2007 (September 30, 2007)

Information Services Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33287	20-5261587
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation)	Number)	Identification No.)

Four Stamford Plaza
107 Elm Street
Stamford, CT 06902
(Address of principal executive offices)

(203) 517-3100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 30, 2007, Information Services Group, Inc. (“ISG”) and MCP-TPI Holdings, LLC (“Seller”) entered into Amendment No. 1 (the “Amendment”) to the Purchase Agreement, dated as of April 24, 2007, between ISG and Seller.  The Amendment provides for:  (i) a reduction in purchase price from $280 million in cash to $230 million in cash plus newly issued warrants exercisable for 5 million shares of ISG common stock at an exercise price of $9.18 per share, (ii) the deletion of the additional consideration of $50,000 per day commencing on October 24, 2007 and (iii) the elimination of the escrow and the deletion of indemnification provisions for breaches of representations and warranties or pre-closing covenants.   The warrants will be exercisable at any time following the first anniversary of the closing and will expire on the fifth anniversary of the closing.  This summary of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment attached hereto as Exhibit 10.1 and incorporated herein by reference.

ITEM 7.01 REGULATION FD DISCLOSURE

The road show materials (updated for the Amendment and related matters) to be presented to certain stockholders of ISG are attached hereto as Exhibit 99.1.

ITEM 8.01 OTHER EVENTS

On October 1, 2007, ISG issued a press release with respect to the Amendment and related matters.  This press release is attached hereto as Exhibit 99.2.

Additional Information and Where to Find It

In connection with the proposed acquisition, ISG has prepared a preliminary proxy statement that has been filed with the SEC.  After regulatory review, a definitive proxy statement and a form of proxy will be mailed to the stockholders of ISG.  Before making any voting decision, ISG’s stockholders are urged to read the proxy statement regarding the acquisition carefully and in its entirety because it will contain important information about the proposed acquisition.  ISG’s stockholders will be able to obtain, without charge, a copy of the proxy statement and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov.  ISG’s stockholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to Corporate Secretary, Information Services Group, Inc., Four Stamford Plaza, 107 Elm Street, Stamford, CT 06902, telephone: 203-517-3100, or from ISG’s website at http://www.informationsg.com.

ISG and its directors and officers may be deemed to be participants in the solicitation of proxies from ISG’s stockholders with respect to the proposed acquisition.  Information about ISG’s directors and executive officers and their ownership of ISG’s common stock is set forth in ISG’s annual report on Form 10-K for the fiscal year ended December 31, 2006.  Stockholders may obtain additional information regarding the interests of ISG and its directors and executive officers in the acquisition, which may be different than those of ISG’s stockholders generally, by reading the proxy statement and other relevant documents regarding the proposed acquisition, when filed with the SEC.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibit.

10.1         Amendment No. 1 to the Purchase Agreement, dated as of September 30, 2007

99.1         Road Show Materials

99.2         Press Release dated October 1, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 2, 2007	INFORMATION SERVICES GROUP, INC

	By:	/s/ Michael P. Connors
Michael P. Connors
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amendment No. 1 to the Purchase Agreement, dated as of September 30, 2007
99.1	Road Show Materials
99.2	Press Release dated October 1, 2007